Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of XL Generation International Inc. (the "Registrant") on Form 10-QSB for the period ending July 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Flemming Munck, Chief Financial Officer of the Registrant, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

            1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: September 13, 2005                By: /s/ Flemming Munck
                                            ---------------------------
                                            Name:  Flemming Munck
                                            Title: Chief Financial Officer, and
                                                   Member of the Board of
                                                   Directors